                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 14, 2002

I. RECONCILIATION OF COLLECTION ACCOUNT:
    End of Period Collection Account Balance as of Prior Payment Date:                                                   699,638.36
    Available Funds:
       Contract Payments due and received in this period                                                               3,495,634.14
       Contract Payments due in prior period(s) and received in this period                                              199,454.19
       Contract Payments received in this period for next period                                                         236,403.04
       Sales, Use and Property Tax payments received                                                                      35,016.55
       Prepayment Amounts related to early termination in this period                                                  1,872,760.67
       Servicer Advance                                                                                                  192,619.40
       Proceeds received from recoveries on previously Defaulted Contracts                                                     0.00
       Transfer from Reserve Account                                                                                       4,367.08
       Interest earned on Collection Account                                                                               6,633.78
       Interest earned on Affiliated Account                                                                                 372.05
       Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03                             0.00
       Amounts paid per Contribution and Servicing Agreement Section 7.01 (Substituted
         contract < Predecessor contract)                                                                                      0.00
       Amounts paid under insurance policies                                                                                   0.00
       Maintenance, Late Charges and any other amounts                                                                    80,025.11

                                                                                                                      --------------
    Total Available Funds                                                                                              6,822,924.37
    Less: Amounts to be Retained in Collection Account                                                                   798,035.13
                                                                                                                      --------------
    AMOUNT TO BE DISTRIBUTED                                                                                           6,024,889.24
                                                                                                                      ==============


    DISTRIBUTION OF FUNDS:
       1.To Trustee -  Fees                                                                                                    0.00
       2.To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                                      199,454.19
       3.To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)
           a) Class A1 Principal and Interest                                                                                  0.00
           a) Class A2 Principal (distributed after A1 Note matures) and Interest                                              0.00
           a) Class A3 Principal (distributed after A2 Note matures) and Interest                                      4,476,671.74
           a) Class A4 Principal (distributed after A3 Note matures) and Interest                                        219,862.50
           a) Class A5 Principal (distributed after A4 Note matures) and Interest                                        234,054.84
           b) Class B Principal and Interest                                                                              84,052.19
           c) Class C Principal and Interest                                                                             168,877.77
           d) Class D Principal and Interest                                                                             113,552.98
           e) Class E Principal and Interest                                                                             147,173.22

       4.To Reserve Account for Requirement per Indenture Agreement Section 3.08                                               0.00
       5.To Issuer - Residual  Principal and Interest and Reserve Account Distribution
           a) Residual Interest (Provided no Restricting or Amortization Event in effect)                                 64,026.67
           b) Residual Principal (Provided no Restricting or Amortization Event in effect)                               151,718.58
           c)  Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)                      4,367.08
       6.To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts                      122,047.49
       7.To Servicer, Servicing Fee and other Servicing Compensations                                                     39,029.99
                                                                                                                      --------------
    TOTAL FUNDS DISTRIBUTED                                                                                            6,024,889.24
                                                                                                                      ==============

                                                                                                                      --------------
    End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds (if any)}           798,035.13
                                                                                                                      ==============

II. RESERVE ACCOUNT

Beginning Balance                                                                                                     $2,511,821.93
     - Add Investment Earnings                                                                                             4,367.08
     - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                          0.00
     - Less Distribution to Certificate Account                                                                            4,367.08
                                                                                                                      --------------
End of period balance                                                                                                 $2,511,821.93
                                                                                                                      ==============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                            $2,511,821.93
                                                                                                                      ==============

                          DVI RECEIVABLES VIII 1999-1
                                SERVICER REPORT
                     FOR THE PAYMENT DATE JANUARY 14, 2002

III.   CLASS A NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class A Notes
                  Pool A                                                                     73,917,362.37
                  Pool B                                                                     17,667,401.02
                                                                                             -------------
                                                                                                                      91,584,763.39
Class A Overdue Interest, if any                                                                      0.00
Class A Monthly Interest - Pool A                                                               399,887.51
Class A Monthly Interest - Pool B                                                                95,579.35

Class A Overdue Principal, if any                                                                     0.00
Class A Monthly Principal - Pool A                                                            3,454,850.14
Class A Monthly Principal - Pool B                                                              980,272.08
                                                                                             -------------
                                                                                                                       4,435,122.22
Ending Principal Balance of the Class A Notes
                  Pool A                                                                     70,462,512.23
                  Pool B                                                                     16,687,128.94
                                                                                             -------------
                                                                                                                      -------------
                                                                                                                      87,149,641.17
                                                                                                                      =============

-----------------------------------------------------------------------------
Interest Paid Per $1,000     Principal Paid Per $1,000       Ending Principal
Original Face $221,020,000   Original Face $221,020,000      Balance Factor
       $ 2.241729                   $ 20.066610                 39.430658%
-----------------------------------------------------------------------------


IV.   CLASS A NOTE PRINCIPAL BALANCE


Beginning Principal Balance of the Class A Notes
                  Class A1                                                                            0.00
                  Class A2                                                                            0.00
                  Class A3                                                                    7,964,763.39
                  Class A4                                                                   41,000,000.00
                  Class A5                                                                   42,620,000.00
                                                                                             -------------

Class A Monthly Interest                                                                                              91,584,763.39
                  Class A1 (Actual Number Days/360)                                                   0.00
                  Class A2                                                                            0.00
                  Class A3                                                                       41,549.52
                  Class A4                                                                      219,862.50
                  Class A5                                                                      234,054.84
                                                                                             -------------

Class A Monthly Principal
                  Class A1                                                                            0.00
                  Class A2                                                                            0.00
                  Class A3                                                                    4,435,122.22
                  Class A4                                                                            0.00
                  Class A5                                                                            0.00
                                                                                             -------------
                                                                                                                       4,435,122.22
Ending Principal Balance of the Class A Notes
                  Class A1                                                                            0.00
                  Class A2                                                                            0.00
                  Class A3                                                                    3,529,641.17
                  Class A4                                                                   41,000,000.00
                  Class A5                                                                   42,620,000.00
                                                                                             -------------
                                                                                                                      -------------
                                                                                                                      87,149,641.17
                                                                                                                      =============


Class A3

------------------------------------------------------------------------------
Interest Paid Per $1,000     Principal Paid Per $1,000       Ending Principal
Original Face $62,400,000    Original Face $62,400,000       Balance Factor
     $ 0.66586                     $ 71.075677                   5.656476%
------------------------------------------------------------------------------

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 14, 2002


V.   CLASS B NOTE PRINCIPAL BALANCE

       Beginning Principal Balance of the Class B Notes
                             Pool A                                                          1,260,246.74
                             Pool B                                                            301,220.06
                                                                                             ------------
                                                                                                                      1,561,466.80

       Class B Overdue Interest, if any                                                              0.00
       Class B Monthly Interest - Pool A                                                         6,815.83
       Class B Monthly Interest - Pool B                                                         1,629.10
       Class B Overdue Principal, if any                                                             0.00
       Class B Monthly Principal - Pool A                                                       58,896.18
       Class B Monthly Principal - Pool B                                                       16,711.08
                                                                                             ------------
                                                                                                                         75,607.26
       Ending Principal Balance of the Class B Notes
                             Pool A                                                          1,201,350.56
                             Pool B                                                            284,508.98
                                                                                             ------------
                                                                                                                      ------------
                                                                                                                      1,485,859.54
                                                                                                                      ============

       --------------------------------------------------------------------------
       Interest Paid Per $1,000   Principal Paid Per $1,000     Ending Principal
       Original Face $3,768,000   Original Face $3,768,000      Balance Factor
             $ 2.241223                 $ 20.065621                39.433640%
       --------------------------------------------------------------------------


VI.   CLASS C NOTE PRINCIPAL BALANCE
       Beginning Principal Balance of the Class C Notes
                             Pool A                                                          2,521,294.27
                             Pool B                                                            602,639.38
                                                                                             ------------
                                                                                                                      3,123,933.65

       Class C Overdue Interest, if any                                                              0.00
       Class C Monthly Interest - Pool A                                                        14,255.82
       Class C Monthly Interest - Pool B                                                         3,407.42
       Class C Overdue Principal, if any                                                             0.00
       Class C Monthly Principal - Pool A                                                      117,792.37
       Class C Monthly Principal - Pool B                                                       33,422.16
                                                                                             ------------
                                                                                                                        151,214.53
       Ending Principal Balance of the Class C Notes
                             Pool A                                                          2,403,501.90
                             Pool B                                                            569,217.22
                                                                                             ------------
                                                                                                                      ------------
                                                                                                                      2,972,719.12
                                                                                                                      ============

       --------------------------------------------------------------------------
       Interest Paid Per $1,000   Principal Paid Per $1,000     Ending Principal
       Original Face $7,537,000   Original Face $7,537,000      Balance Factor
              $ 2.343537                $ 20.062960                39.441676%
       --------------------------------------------------------------------------

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 14, 2002


VII.   CLASS D NOTE PRINCIPAL BALANCE

      Beginning Principal Balance of the Class D Notes
                            Pool A                                                           1,680,329.03
                            Pool B                                                             401,626.71
                                                                                             ------------
                                                                                                                      2,081,955.74

      Class D Overdue Interest, if any                                                               0.00
      Class D Monthly Interest - Pool A                                                         10,285.01
      Class D Monthly Interest - Pool B                                                          2,458.29
      Class D Overdue Principal, if any                                                              0.00
      Class D Monthly Principal - Pool A                                                        78,528.24
      Class D Monthly Principal - Pool B                                                        22,281.44
                                                                                             ------------
                                                                                                                        100,809.68
      Ending Principal Balance of the Class D Notes
                            Pool A                                                           1,601,800.79
                            Pool B                                                             379,345.27
                                                                                             ------------
                                                                                                                      ------------
                                                                                                                      1,981,146.06
                                                                                                                      ============



      ---------------------------------------------------------------------------
      Interest Paid Per $1,000    Principal Paid Per $1,000    Ending Principal
      Original Face $5,024,000    Original Face $5,024,000     Balance Factor
             $ 2.536485                  $ 20.065621              39.433640%
      ---------------------------------------------------------------------------


VIII.   CLASS E NOTE PRINCIPAL BALANCE
      Beginning Principal Balance of the Class E Notes
                            Pool A                                                           2,102,012.76
                            Pool B                                                             502,431.94
                                                                                             ------------
                                                                                                                      2,604,444.70

      Class E Overdue Interest, if any                                                               0.00
      Class E Monthly Interest - Pool A                                                         17,078.85
      Class E Monthly Interest - Pool B                                                          4,082.26
      Class E Overdue Principal, if any                                                              0.00
      Class E Monthly Principal - Pool A                                                        98,160.31
      Class E Monthly Principal - Pool B                                                        27,851.80
                                                                                             ------------
                                                                                                                        126,012.11
      Ending Principal Balance of the Class E Notes
                            Pool A                                                           2,003,852.45
                            Pool B                                                             474,580.14
                                                                                             ------------
                                                                                                                      ------------
                                                                                                                      2,478,432.59
                                                                                                                      ============

      ---------------------------------------------------------------------------
      Interest Paid Per $1,000    Principal Paid Per $1,000    Ending Principal
      Original Face $6,282,000    Original Face $6,282,000     Balance Factor
            $ 3.368531                   $ 20.059234              39.452922%
      ---------------------------------------------------------------------------

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 14, 2002



IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

        Beginning Residual Principal Balance
                              Pool A                                                        2,520,946.27
                              Pool B                                                          602,470.37
                                                                                            ------------
                                                                                                                      3,123,416.64

        Residual Interest - Pool A                                                             61,137.20
        Residual Interest - Pool B                                                              2,889.47
        Residual Principal - Pool A                                                           118,185.01
        Residual Principal - Pool B                                                            33,533.57
                                                                                            ------------
                                                                                                                        151,718.58
        Ending Residual Principal Balance
                              Pool A                                                        2,402,761.26
                              Pool B                                                          568,936.80
                                                                                            ------------
                                                                                                                      ------------
                                                                                                                      2,971,698.06
                                                                                                                      ============


X.   PAYMENT TO SERVICER

         - Collection period Servicer Fee                                                                                39,029.99
         - Servicer Advances reimbursement                                                                              199,454.19
         - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                              122,047.49
                                                                                                                      ------------
        Total amounts due to Servicer                                                                                   360,531.67
                                                                                                                      ============

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 14, 2002


XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
    Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
       beginning of the related Collection Period                                                                    84,002,191.47

    Aggregate Discounted Contract Balance of Additional Contracts acquired during
       Collection Period                                                                                                      0.00

    Decline in Aggregate Discounted Contract Balance                                                                  3,926,412.25

    Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
                                                                                                                     --------------
       ending of the related Collection Period                                                                       80,075,779.22
                                                                                                                     ==============

    Components of Decline in Aggregate Discounted Contract Balance:
        - Principal portion of Contract Payments  and Servicer Advances                            2,401,134.63

        - Principal portion of Prepayment Amounts                                                  1,525,277.62

        - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02                0.00

        - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
               Contracts during the Collection Period                                                      0.00

        - Aggregate Discounted Contract Balance of Substitute Contracts added during
               Collection Period                                                                           0.00

        - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
               during Collection Period                                                                    0.00

                                                                                                   -------------
                              Total Decline in Aggregate Discounted Contract Balance               3,926,412.25
                                                                                                   =============


POOL B
    Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
       beginning of the related Collection Period                                                                    20,077,789.53

    Aggregate Discounted Contract Balance of Additional Contracts acquired during
       Collection Period                                                                                                      0.00

    Decline in Aggregate Discounted Contract Balance                                                                  1,114,072.15

    Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
                                                                                                                     --------------
       ending of the related Collection Period                                                                       18,963,717.38
                                                                                                                     ==============

    Components of Decline in Aggregate Discounted Contract Balance:
        - Principal portion of Contract Payments  and Servicer Advances                              777,667.77

        - Principal portion of Prepayment Amounts                                                    336,404.38

        - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02                0.00

        - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
               Contracts during the Collection Period                                                      0.00

        - Aggregate Discounted Contract Balance of Substitute Contracts added during
               Collection Period                                                                           0.00

        - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
               during Collection Period                                                                    0.00

                                                                                                   -------------
                              Total Decline in Aggregate Discounted Contract Balance               1,114,072.15
                                                                                                   =============

                                                                                                                     -------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                    99,039,496.60
                                                                                                                     =============

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 14, 2002


XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

       POOL A                                                                                                       Predecessor
                                                                      Discounted                  Predecessor       Discounted
       Lease #      Lessee Name                                       Present Value               Lease #           Present Value
       --------------------------------------------------------       ---------------             -----------       ---------------
       2199-001     Regional Radiology, LLC                             $1,112,975.58              1881-001         $  2,435,321.88
       1231-041     Radnet Management, Inc.                             $  953,502.31
       1560-013     Drew Medical inc                                    $  342,866.78
                    Cash                                                $   25,977.21
       3323-002     Open MRI Ohio 1 Ventures, LLC                       $  932,975.98              912-501          $    492,124.09
       3330-002     Open MRI Texas Ventures, LLC                        $  784,394.56              917-501          $    536,814.08
                                                                                                   917-502          $    578,192.91
                                                                                                   920-501          $     35,076.58
                                                                                                   1912-001         $     34,364.63


                                                                        -------------                               ---------------
                                                               Totals:  $4,152,692.42                               $  4,111,894.17

       a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                     $  4,111,894.17
       b) ADCB OF POOL A AT CLOSING DATE                                                                            $201,135,070.09
       c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                        2.04%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                  $1,676,572.29
b)  Total discounted Contract Balance of Substitute Receivables                                   $1,717,370.54
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution &
    Servicing Agreement Section 7.02                                                              $        0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD     YES [X]     NO [ ]


       POOL B                                                                                                       Predecessor
                                                                      Discounted                  Predecessor       Discounted
       Lease #      Lessee Name                                       Present Value               Lease #           Present Value
       --------------------------------------------------------       ---------------             -----------       ---------------
                    NONE









                                                                        -------------                               ---------------
                                                               Totals:  $        0.00                               $          0.00

       a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                     $          0.00
       b) ADCB OF POOL B AT CLOSING DATE                                                                            $ 50,047,123.17
       c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                                          0.00%

     * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                  $        0.00
b)  Total discounted Contract Balance of Substitute Receivables                                   $        0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution &
    Servicing Agreement Section 7.02                                                              $        0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD     YES [ ]     NO [X]

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 14, 2002


XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

       POOL A - NON-PERFORMING                                                                                      Predecessor
                                                                      Discounted                  Predecessor       Discounted
       Lease #      Lessee Name                                       Present Value               Lease #           Present Value
       --------------------------------------------------------       ---------------             -----------       ---------------
        408-502    Western Kentucky Diagnostic                          $  495,646.95              277-103          $  2,561,363.27
        1042-501   Pinnacle Imaging, Inc.                               $1,631,421.93             1513-002          $    953,250.10
        2375-001   Tuscarawas Ambulatory                                $1,286,730.05             1725-002          $    588,254.35
        1097-506   Advanced Healthcare Resources                        $  675,567.93
                   Cash                                                 $   13,500.87
        2545-002   Presgar L.C.                                         $  964,543.83             2205-001          $  3,763,600.22
        2907-001   Laser  Vision Centers, Inc.                          $  472,557.70
        2000667-2  Hartford Hospital, Inc.                              $  190,558.39
        2004051-2  Health Care Solutions                                $  695,143.77
        2004051-3  Health Care Solutions                                $  993,964.93
        2004887-1  BBC Healthcare International, L.L.C.                 $  212,022.60
        2005804-1  Otsego Memorial Hospital                             $  236,366.53

                                                                        -------------                               ---------------
                                                               Totals:  $7,868,025.48                               $  7,866,467.94

        a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                                7,866,467.94
        b) ADCB OF POOL A AT CLOSING DATE                                                                           $201,135,070.09
        c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                       3.91%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                   $       0.00
b)  Total discounted Contract Balance of Substitute Receivables                                    $       0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution &
    Servicing Agreement Section 7.02                                                               $       0.00


CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD     YES [ ]     NO [X]


       POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                                Predecessor
                                                                      Discounted                  Predecessor       Discounted
       Lease #      Lessee Name                                       Present Value               Lease #           Present Value
       --------------------------------------------------------       ---------------             -----------       ---------------
        1528-003   U.S. Neurosurgical, Inc.                             $  642,004.10              960-501          $     82,012.38
        2826-003   Newark Health Imaging, L.L.C.                        $  205,317.69              960-502          $     28,390.17
        2906-001   Laser Vision Centers, Inc.                           $  496,511.61              1043-501         $    641,289.38
                   Cash                                                 $    3,932.26              1043-502         $    596,073.73






                                                                        -------------                               ---------------
                                                               Totals:  $1,347,765.66                               $ 1,347,765.66


        a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                                $  1,347,765.66
        b) ADCB OF POOL B AT CLOSING DATE                                                                           $ 50,047,123.17
      * c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                       2.69%

        ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                   $       0.00
b)  Total discounted Contract Balance of Substitute Receivables                                    $       0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution &
    Servicing Agreement Section  7.02                                                              $       0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD     YES [ ]     NO [X]

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 14, 2002


XV.    POOL PERFORMANCE MEASUREMENTS


1.   AGGREGATE DISCOUNTED CONTRACT BALANCE

     CONTRACTS DELINQUENT > 90 DAYS                    TOTAL OUTSTANDING CONTRACTS
     This Month                        263,796.27      This Month                        99,039,496.60
     1 Month Prior                     508,734.00      1 Month Prior                    104,079,981.00
     2 Months Prior                    997,539.78      2 Months Prior                   108,652,080.23

     Total                           1,770,070.05      Total                            311,771,557.83

     a) 3 MONTH AVERAGE                590,023.35      b) 3 MONTH AVERAGE               103,923,852.61

     c) a/b                                 0.57%

2.   Does a Delinquency Condition Exist (1c > 6% )?
                                                                                            Yes                      No       X
                                                                                                ----------               -----------

3.   Restricting Event Check

     A. A Delinquency Condition exists for current period?                                  Yes                      No       X
                                                                                                ----------               -----------
     B. An Indenture Event of Default has occurred and is then continuing?                  Yes                      No       X
                                                                                                ----------               -----------

4.   Has a Servicer Event of Default occurred?                                              Yes                      No       X
                                                                                                ----------               -----------


5.   Amortization Event Check

     A. Is 1c  > 8% ?                                                                       Yes                      No       X
                                                                                                ----------               -----------
     B. Bankruptcy, insolvency, reorganization; default/violation of any covenant
          or obligation not remedied within 90 days?                                        Yes                      No       X
                                                                                                ----------               -----------
     C. As of any Determination date, the sum of all defaulted contracts since the
          Closing date exceeds 6% of the ADCB on the Closing Date?                          Yes                      No       X
                                                                                                ----------               -----------




6.   Aggregate Discounted Contract Balance at Closing Date                              Balance  $ 251,182,193.26
                                                                                                 ----------------

     DELINQUENT LEASE SUMMARY

      Days Past Due          Current Pool Balance               # Leases
      -------------          --------------------               --------
            31 - 60                  5,206,001.71                     25
            61 - 90                  1,668,175.78                     10
           91 - 180                    263,796.27                      5



     Approved By:
     Matthew E. Goldenberg
     Vice President
     Structured Finance and Securitization